Consolidated Statements of Cash Flows - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Cash flows from operating activities:
Net income (loss)	$ 4,734	$ (10,113)	$ 3,337
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	2,139	2,060	2,171
Loss on disposal of fixed assets	63
Impairment losses		1,595
Deferred tax expense (benefit)	(45)	(2,383)	164
Share based compensation expense	429	270	308
Provision for doubtful debts, net	(234)	74	180
Revaluation of liabilities and interest expense on liabilities to the OCS	(4,774)	(919)	522
Changes in operating assets and liabilities:
Trade accounts receivable, net	(8,787)	(4,531)	5,173
Inventories	813	(4,021)	(5,908)
Due from affiliated companies	482	(58)	(268)
Other assets	(1,057)	770	(478)
Trade accounts payable	1,171	2,322	1,737
Other current liabilities	2,220	1,951	(987)
Liability in respect of litigation	(14,600)	14,600
Liability for employee severance benefits, net	98	(88)	2
Net cash (used in) provided by operating activities	(17,348)	1,529	5,953
Cash flows from investing activities:
Repayment of (investment in) short-term deposits	7,875	1,461	(2,607)
Purchase of fixed assets	(1,335)	(1,786)	(563)
Purchase of intangible assets	(305)	(118)	(154)
Net cash provided by (used in) investing activities	6,235	(443)	(3,324)
Cash flows from financing activities:
Repayment of contingent liability (see Note 1B)		(169)	(268)
Payment to OCS	(4)	(37)	(181)
Share issuance, net		11,904
Proceeds from exercise of share options and RSUs		34	191
Net cash provided by (used in) financing activities	(4)	11,732	(258)
Effect of exchange rate changes on cash	24	(205)	(646)
Net (decrease) increase in cash and cash equivalents	(11,093)	12,613	1,725
Cash and cash equivalents at beginning of the year	30,833	18,220	16,495
Cash and cash equivalents at end of the year	19,740	30,833	18,220
Supplementary cash flows information:
Interest paid
Income taxes	$ 629	$ 523	$ 575